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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 1998

                       Commission file number:

    Prudential Securities Structured Assets, Inc. and Receipts on Corporate
                               Securities Trust,
                       Series FDX 1997-1, Co-Registrants
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             (Exact name of Registrant as specified in its charter)

Delaware                                        31-0944462
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(State or other jurisdiction             (I.R.S. Employer Identification No.)
  of incorporation or organization)

One New York Plaza, 14th Floor, New York, NY             10292-2014
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (212) 809-6631

                                      N/A
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   Former name, former address and former fiscal year, if changed since last report.

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Item 5. Other Events

   On July 1, 1998 a cash distribution was made on the Receipts on Corporate Securities Trust, Series FDX 1997-1, Amortizing Class. See attached Trustee's Distribution Statement (filed as Exhibit 20).

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

   (a) Not Applicable.

   (b) Not Applicable.

   (c) Exhibits.

       20   The Trustee's Distribution Statement with respect to
            Item 5. is attached.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prudential Securities Structured Assets, Inc.

     By: /s/ Christopher Perry                       Date: July 15, 1998
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     Christopher Perry
     President

Receipts on Corporate Securities Trust, Series FDX 1997-1

     By: Prudential Securities Structured
             Assets, Inc.                            Date: July 15, 1998
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     By: /s/ Christopher Perry                       Date: July 15, 1998
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     Christopher Perry
     President

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